                                                                     EXHIBIT 10t

                                                           Contract No. MA-13257



                      COMMITMENT TO GUARANTEE OBLIGATIONS



                                       BY



                          THE UNITED STATES OF AMERICA


                                 UNDER TITLE XI


                  OF THE MERCHANT MARINE ACT, 1936, AS AMENDED




                                  ACCEPTED BY


                             ROWAN COMPANIES, INC.


                         Dated as of December 17, 1996

                      COMMITMENT TO GUARANTEE OBLIGATIONS

                                       by

                          THE UNITED STATES OF AMERICA

                                  Accepted by

                             ROWAN COMPANIES, INC.
                                             Shipowner

                  (Under Title XI, Merchant Marine Act, 1936,
                        as amended, and in effect on the
                       date of this Guarantee Commitment)

                                 ------------

                               TABLE OF CONTENTS

Document
 Number         Document
 ------         --------
   1            Commitment to Guarantee Obligations
   2            Appendix I -- Form of Credit Agreement
   3            Appendix II -- Form of Trust Indenture
   4              Schedule A -- Schedule of Definition to Trust Indenture
   5              Exhibit 1 -- General Provisions Incorporated
                          into the Trust Indenture by Reference
   6              Exhibit 2 -- Form of Floating Rate Note
   7              Exhibit 3 -- Form of Fixed Rate Note
   8              Exhibit 4 -- Form of Authorization Agreement
   9              Exhibit 5 -- Form of Secretary's Supplemental Indenture
   10           Appendix III -- Security Agreement
   11             Exhibit 1 -- General Provisions Incorporated
                          into the Security Agreement by Reference
   12             Schedule X -- Schedule of Definitions
   13             Exhibit 2 -- Form of Secretary's Note
   14             Exhibit 3 -- Form of First Preferred Ship Mortgage
   15             Exhibit 4 -- Title XI Reserve Fund and Financial Agreement
   16             Exhibit 1 -- General Provisions Incorporated
                          into the Title XI Reserve Fund and Financial Agreement
   17             Exhibit 5 -- Consent of Shipyard
   18             Exhibit 6 -- Construction Contract
   19             Exhibit 7 -- Depository Agreement

                                                                    Contract No.
                                                                        MA-13257

                      COMMITMENT TO GUARANTEE OBLIGATIONS
                                       by
                          THE UNITED STATES OF AMERICA
                                  accepted by
                             ROWAN COMPANIES, INC.
                                   Shipowner

                             TABLE OF CONTENTS (*)

                                                                                                                     Page
                                                                                                                     ----
Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

Recitals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE I        Findings and Determinations of Secretary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

ARTICLE II       Commitment to Guarantee Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

ARTICLE III      The Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

ARTICLE IV       Covenants of the Shipowner . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

ARTICLE V        Conditions to Execution and Delivery of the Authorization
                          Agreement, and the Security Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

ARTICLE VI       Variation of Guarantee Commitment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

ARTICLE VII      Termination or Assignment of Guarantee Commitment  . . . . . . . . . . . . . . . . . . . . . . . . .  10

ARTICLE VIII     Conformity To Regulations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

ARTICLE IX       Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

Signatures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

---------------
         (*) This Table of Contents is not a part of the Guarantee Commitment and has no bearing upon the interpretation of any of its terms and provisions.

Table A

Appendix I - Form of Credit Agreement

Appendix II - Form of Trust Indenture

Appendix III - Security Agreement

                      COMMITMENT TO GUARANTEE OBLIGATIONS

                                       by

                          THE UNITED STATES OF AMERICA

                                  Accepted by

                             ROWAN COMPANIES, INC.
                                        Shipowner

                                  -------------

         THIS COMMITMENT TO GUARANTEE OBLIGATIONS, dated as of December 17, 1996 (the "Guarantee Commitment"), is made and entered into by the UNITED STATES OF AMERICA (the "United States"), represented by the SECRETARY OF TRANSPORTATION, acting by and through the MARITIME ADMINISTRATOR (the "Secretary"), and accepted on said date by ROWAN COMPANIES, INC., a Delaware corporation (the "Shipowner").

RECITALS:

         A. The Shipowner will be the sole owner of the mobile, self-contained and elevating drilling platform to be named the GORILLA V (the "Vessel") built pursuant to certain construction contract (the "Construction Contract") with LETOURNEAU, INC., a Texas corporation (the "Shipyard").

         B. To aid in financing the construction of the Vessel, the Shipowner will borrow an aggregate principal amount approximately equal to, but in no event in excess of, 87 1/2% of the Actual Cost of the Vessel.

         C. As one means of such financing, the Shipowner has entered into a Credit Agreement (said Credit Agreement, as the same may be amended, modified or supplemented from time to time as permitted thereunder, herein called the "Credit Agreement"), by and between the Shipowner and CITIBANK, N.A., a national banking association (the "Lender").

         D. The Shipowner will on the Closing Date, execute and deliver a Trust Indenture (the "Indenture"), between the Shipowner and CITIBANK, N.A., a national banking association, as Indenture Trustee (the "Indenture Trustee"), in connection with the Obligations to be issued in respect of the Vessel, in the aggregate amount, with the maturity and bearing interest at the rate specified in the Indenture.

         E. Under the Authorization Agreement (the "Authorization Agreement"), Contract MA-13258 to be entered into on the Closing Date between the Secretary and the Indenture Trustee, the

Indenture Trustee will be authorized to endorse and execute, by means of facsimile signature of the Secretary and the facsimile seal of the Department of Transportation, on each of the Obligations issued and to authenticate a guarantee by the Secretary of the payment in full of all the unpaid interest on, and the unpaid balance of the principal of, each Obligation, including interest accruing between the date of default under such Obligation and the date of payment by the Secretary (individually, a "Guarantee" and, collectively, the "Guarantees").

         F. The Shipowner, as security for the Guarantees, and as security to the Secretary for the payment to the Secretary of the principal of, and the interest due or to become due on, the Secretary's Note to be executed in accordance with the terms thereof, will, on the Closing Date, enter into a Security Agreement with the Secretary (the "Security Agreement"), Contract MA-13259, pursuant to which the Shipowner will assign to the Secretary, among other things, all of the Shipowner's interest in the Construction Contract, and all other contracts which relate to the construction of the Vessel, as specified therein, and all property, including the Vessel, in which the Shipowner has or will have an interest pursuant to the Construction Contract.

         G. The Shipowner will as further security to the Secretary, execute and deliver on the Delivery Date, a First Preferred Ship Mortgage, Contract MA-13260, created under and pursuant to Chapter 313, Title 46 United States Code, to the Secretary, as Mortgagee, upon and attaching to the Vessel.

         H. In connection with the execution and delivery of the Security Agreement, the Shipyard will enter into a consent to the assignment of the Construction Contract (the "Consent of Shipyard").

         I. In order to implement certain aspects of the transactions contemplated by the Security Agreement and the Indenture, the Secretary, the Shipowner and CITIBANK, N.A., a national banking association, (the "Depository") will enter into the Depository Agreement, Contract MA-13262 (the "Depository Agreement").

         J. The Shipowner will as further security to the Secretary, enter into a Title XI Reserve Fund and Financial Agreement, Contract MA-13261, with the Secretary (the "Title XI Reserve Fund and Financial Agreement").

                               W I T N E S E T H:

         That under the provisions of Title XI of the Merchant Marine Act, 1936, as amended and in effect on the date hereof (said provisions, as so amended and in effect on the date hereof, being called "Title XI") and in consideration of (i) the covenants of the Shipowner contained herein, (ii) the payment by the Shipowner to the Secretary of the charges for this Guarantee Commitment pursuant to Section 1104(f) of Title XI, and (iii) other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Secretary hereby commits itself as herein provided.

         The following executed documents are annexed to each counterpart of this Guarantee Commitment: the Security Agreement, the Title XI Reserve Fund and Financial Agreement, and the Depository Agreement.

         Annexed to each counterpart of this Guarantee Commitment are forms of the Consent of Shipyard, the Credit Agreement, the Indenture, the Obligations, the Authorization Agreement, the Mortgage, and the Secretary's Note. As used herein, the "Closing Date" refers to the date for the execution and delivery of the Obligations as provided in the Credit Agreement annexed hereto, subject to the conditions contained in Article V hereof.

         The Consent of Shipyard, the Credit Agreement, the Indenture, the Obligations, the Authorization Agreement, and the Secretary's Note (except as otherwise required by the Secretary), shall be executed and delivered substantially in the respective forms annexed hereto, except that the blanks, if any, therein shall be filled in as contemplated therein and herein and, except further that the maturity dates and interest rates of the Obligations must be further approved by the Secretary. The Mortgage shall be executed and delivered substantially in the form annexed hereto on the Delivery Date.

                                   ARTICLE I

                    Findings and Determinations of Secretary

         Pursuant to Section 1104(d) of Title XI, the Secretary has found that the property or project with respect to which the Obligations will be executed will be, in his opinion, economically sound.

         Pursuant to Sections 1101(f), 1101(g) and 1104(b)(2) of Title XI, the Secretary has determined that the Actual Cost of the Vessel is $175,042,902. The Actual Cost of the Vessel is comprised of the amounts determined by the Secretary set forth in

Table A annexed hereto, and the Secretary has determined that the amounts set forth in said Table A are itemized as also set forth therein. The Secretary may, at the request of the Shipowner, make a redetermination of the Actual Cost of the Vessel to include, in addition to the items set forth or referred to in said Table A, any other items or any increase in the amounts of the items set forth or referred to therein.

         The aggregate principal amount of the Obligations will not exceed 87-1/2% of the Actual Cost of the Vessel, and the Shipowner may execute the Obligations in amounts less than 87-1/2% of the Actual Cost during the Construction Period, provided that on or prior to two years after the Delivery Date, the Shipowner shall have executed and delivered Obligations equal to 87-1/2% of Actual Cost, subject to the provisions of the preceding paragraph.

         Pursuant to Section 1104(b)(3) and 1104(b)(5) of Title XI, respectively, the Secretary has determined that the maturity date of the Obligations is satisfactory and that the interest rate to be borne by the Obligations (exclusive of the charges for the Guarantee Fee and service charges, if any) to be issued on the Closing Date is reasonable, taking into account the range of interest rates prevailing in the private market for similar loans and risks assumed by the Secretary.

         Pursuant to Section 1104(b)(4) of Title XI, the Secretary has determined that payments of principal required by the Obligations are satisfactory.

                                   ARTICLE II

                      Commitment to Guarantee Obligations

         The United States, represented by the Secretary, HEREBY COMMITS ITSELF TO GUARANTEE (as provided in the Obligations) the payment of the unpaid interest on, and the unpaid balance of the principal of, the Obligations, including interest accruing between the date of default under the Obligations and the payment in full of the Guarantees, and, to effect this Guarantee Commitment, hereby commits itself to execute and deliver the Authorization Agreement, the Security Agreement, the Title XI Reserve Fund and Financial Agreement, and the Depository Agreement on the Closing Date and the Mortgage on the Delivery Date.

                                  ARTICLE III

                                The Obligations

         The Obligations shall be as provided in the Indenture and in the form of the Obligations annexed as Exhibit 2 to the Indenture. The Obligations shall be subject to all of the terms and conditions set forth in the Indenture and in the forms thereof. The Credit Agreement, the Indenture, the Obligations, the Security Agreement, the Secretary's Note, the Title XI Reserve Fund and Financial Agreement, and the Depository Agreement shall be executed and delivered by the Shipowner on the Closing Date. The Mortgage shall be executed and delivered by the Shipowner on the Delivery Date. The forms of the Credit Agreement, the Indenture, the Obligations, the Authorization Agreement, the Security Agreement, the Mortgage, the Secretary's Note, the Title XI Reserve Fund and Financial Agreement, and the Depository Agreement are hereby approved by the Secretary.

                                   ARTICLE IV

                           Covenants of the Shipowner

         The Shipowner represents and, until termination of this Guarantee Commitment, agrees:

                 (a) that the Vessel will be constructed substantially in accordance with the plans and specifications, as applicable, pursuant to the Construction Contract, as amended, by LETOURNEAU, INC., a shipyard within the United States approved by the Secretary, and on the Delivery Date will be and shall remain documented under the laws of the United States;

                 (b) to furnish to the Secretary, promptly upon written request, such reasonable, material and pertinent reports, evidence, proof or information, in addition to that furnished pursuant to the further provisions of this Guarantee Commitment or in the application for this Guarantee Commitment under Title XI or otherwise available to the Secretary, as the Secretary may reasonably deem necessary or appropriate in connection with the performance by the Secretary of his duties and functions under the Act;

                 (c) to maintain records of all amounts paid or obligated to be paid by or for the account of the Shipowner for the construction of the Vessel;

                 (d) to permit the Secretary, promptly upon request, to make such reasonable, material and pertinent examination and audit of the Shipowner's books, records and accounts and to take such information therefrom and make such transcripts or copies thereof, as the Secretary may reasonably deem necessary or appropriate in connection with the performance by the Secretary of his duties and functions under the Act;

                 (e) to maintain its United States citizenship within the meaning of Section 2 of the Shipping Act, 1916, as amended, for the purpose of operation of the Vessel in the trade or trades in which the Shipowner proposes to operate the Vessel, to the satisfaction of the Secretary and, at the time of the execution and delivery of the Authorization Agreement, to submit to the Secretary such supplemental proof of citizenship as the Secretary may deem appropriate to evidence the continued United States citizenship of the Shipowner for said purpose; and

                 (f) to execute and deliver on the Closing Date, the Credit Agreement, the Obligations, the Indenture, the Security Agreement, the Secretary's Note, the Title XI Reserve Fund and Financial Agreement, and the Depository Agreement, and on the Delivery Date, to execute and deliver the Mortgage.

                                   ARTICLE V

                  Conditions to Execution and Delivery of the
               Authorization Agreement and the Security Agreement

         On the Closing Date, the Authorization Agreement shall be executed and delivered by the United States and the Indenture Trustee; the Security Agreement, and the Title XI Reserve Fund and Financial Agreement shall be executed and delivered by the Shipowner and the Secretary; the Credit Agreement shall be executed and delivered by the Shipowner and the Lender; the Construction Contract shall be executed and delivered by the Shipowner and the Shipyard; the Consent of the Shipyard shall be executed and delivered by the Shipyard; and the Depository Agreement shall be executed and delivered by the Shipowner, the Secretary and the Depository; and the Secretary's Note shall be executed and delivered and the Obligations shall be issued and delivered by the Shipowner. The obligation of the United States represented by the Secretary to execute and deliver the Authorization Agreement, the Security Agreement, the Depository Agreement and the Title XI Reserve Fund and Financial Agreement on the Closing Date shall be subject to the following conditions unless waived in writing by the Secretary:

                 (a)      the Closing Date shall occur prior to March 31, 1997;

                 (b) the Shipowner shall have undertaken to execute and deliver to the Secretary on the Delivery Date a certification that the Vessel shall be free of any claim, lien, charge, mortgage or other encumbrance of any character (except the Mortgage, the Security Agreement, and liens otherwise permitted by Section 2.04 of Exhibit 1 to the Security Agreement); and the Credit Agreement shall have been executed and delivered on or prior to the Closing Date and the Indenture and the Obligations shall have been duly executed and delivered on the Closing Date;

                 (c) on the Closing Date, the Shipowner shall be a citizen of the United States within the meaning of Section 2 of the Shipping Act, 1916, as amended, and shall have furnished to the Secretary an affidavit setting forth data showing such citizenship to the Secretary's satisfaction at least 30 days prior to the Closing Date and the Shipowner shall have submitted pro forma affidavits at least ten days prior to the Closing Date;

                 (d) (i) there shall have been delivered to the Secretary two executed counterparts of the Credit Agreement, and two executed counterparts of the Indenture, (ii) two specimen copies of the Obligations issued under the Indenture; and (iii) two originals of all other documents delivered by the Shipowner or the Indenture Trustee on the Closing Date;

                 (e) the following representations and warranties shall have been made to the Secretary in writing and shall be true as of the Closing
Date:

                          (i)     the Shipowner is a corporation duly
         organized, validly existing and in good standing under the laws of the State of Delaware, has not failed to qualify to do business in any jurisdiction in the United States in which its business or properties require such qualification, and had and has full legal right, corporate power and authority to own its own properties and assets and conduct its business as it is presently conducted;

                          (ii) the Shipowner had and has legal power and authority to enter into and carry out the terms of this Guarantee Commitment, the Construction Contract, the Credit Agreement, the Obligations, the Indenture, the Security Agreement, the Secretary's Note, the Title XI Reserve Fund and Financial Agreement, and the Depository Agreement;

                          (iii) each and all of the documents and instruments referred to in clause (ii) hereof have been duly authorized, executed and delivered by the Shipowner and constitute, in accordance with their respective terms, legal, valid and binding instruments enforceable against the Shipowner, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or the similar laws of general application relating to or affecting the enforcement of creditors rights as from time to time in effect;

                          (iv)    the consummation of the transactions
         contemplated by and compliance by the Shipowner of all the terms and provisions of the documents and instruments referred to in clause (ii) hereof will not violate any provisions of the Certificate of Incorporation or By-laws, as amended, of the Shipowner and will not result in a breach of the terms and provisions of, or constitute a default under any other agreement or undertaking by the Shipowner or by which the Shipowner is bound or any order of any court or administrative agency entered into in any proceedings to which the Shipowner is or has been a party;

                          (v) there is no litigation, proceeding or investigation pending or, to the best of the Shipowner's knowledge, threatened, involving the Shipowner or any of its property which could prevent or jeopardize the performance by the Shipowner of the documents and instruments referred to in clause (ii) hereof.

                 (f) there shall have been delivered to the Secretary a copy of each document and legal opinion delivered to the Lender on the Closing Date;

                 (g) the Secretary shall have received the Guarantee Fee payable under the Security Agreement;

                 (h)      all charges levied or assessed by the Secretary under
Section 1104(f) of Title XI shall have been paid by the Shipowner;

                 (i) the Shipowner shall have performed without material breach its agreements under Article IV hereof, and the further terms, conditions and provisions of this Guarantee Commitment shall have been complied with in all material respects;

                 (j) there shall not have occurred any event which constitutes (or after any period of time or any notice, or both, would constitute) a "Default" under the Security Agreement;

                 (k) there shall have been delivered to the Secretary by the Shipowner an opinion (or opinions) of counsel acceptable to the Secretary, and in form and substance satisfactory to the Secretary, to the effect that:

                          (i) by the terms of the Security Agreement, the Shipowner has granted to the Secretary a fully perfected, first priority security interest in each of the assets which constitutes the Security, as defined therein;

                          (ii) all filings and recordings required or available to perfect the Secretary's first priority security interests in the Security, as defined in the Security Agreement, granted by the Shipowner in the Security Agreement, and to render such security interests valid and enforceable under the laws of the States of Delaware, Texas and Mississippi (including without limitation, all filings of financing statements under the UCC) have been duly effected, and no periodic refiling or periodic re-recording is required to protect and preserve the perfection and first priority of such security interests, except as provided by the laws of such States;

                          (iii) all agreements have been executed and all action has been taken which are required under the laws of the State of New York to establish a bailment by the Shipowner/Secretary/Bailor of the amounts held or to be held by the Depository/Bailee under the Depository Agreement, at whatever time, whether such amounts are cash, instruments, negotiable documents, chattel paper, proceeds thereof or otherwise (the "Funds"), in order to insure that the Secretary has a fully perfected first priority security interest in the Funds;

                 (l) there shall have been executed and delivered to the Secretary an opinion of counsel in form and substance satisfactory to the Secretary;

                 (m) the Secretary shall have received a letter agreement from the Shipowner to provide the Secretary within a reasonable time after the Closing Date, with seven conformed copies of the Guarantee Commitment and each of the Appendices and Exhibits thereto executed on or prior to such date;

                 (n) on the Closing Date, the qualifying requirements set forth in Section 15 of the Title XI Reserve Fund and Financial Agreement shall have been complied with and certified to as required therein;

                 (o) at least ten days prior to the Closing Date, there shall have been delivered to the Secretary, pro forma balance sheets for the Shipowner as of the last date of the month immediately preceding the Closing Date, certified by an officer of the Shipowner showing, among other things, all non-Title XI debt of the Shipowner;

                 (p) on the Closing Date, the Shipowner shall certify that all non-Title XI loans to the Shipowner relating to the vessel have been discharged;

                 (q) at least ten days prior to the Closing Date the Shipowner shall have provided the Secretary with satisfactory evidence of insurance and at least ten days prior to the Delivery Date the Shipowner shall have provided the Secretary with satisfactory evidence of marine insurance as required by the Security Agreement; and

                 (r) on the Closing Date, the Shipowner shall have undertaken to execute and deliver the Mortgage to the Secretary on the Delivery Date.

                                   ARTICLE VI

                       Variation of Guarantee Commitment

         No variation from the terms and conditions hereof shall be permitted except pursuant to an amendment executed by the Secretary and accepted by the Shipowner.

                                  ARTICLE VII

               Termination or Assignment of Guarantee Commitment

         This Guarantee Commitment may terminate and the parties hereto shall have no further rights or obligations hereunder, upon written notice by the Secretary, after the earlier of (a) the termination of the obligations of the United States pursuant to the Shipowner's failure to satisfy one or more conditions set forth in Article V hereof or (b) the execution and delivery of the Security Agreement and the Authorization Agreement.

         This Guarantee Commitment may not be assigned by the Shipowner without the prior written approval of the Secretary and any attempt to do so shall be null and void ab initio.

                                  ARTICLE VIII

                          Conformity with Regulations

         The Secretary hereby affirms that, with respect to the rights of the Indenture Trustee and the Holders of the Obligations, this Guarantee Commitment conforms to its existing regulations governing the issuance of commitments to guarantee and guarantees under Title XI of the Act and that this Guarantee Commitment contains a complete list of conditions required for the execution and delivery of guarantees including the Guarantees.

                                   ARTICLE IX

                                 Miscellaneous

         (a) The table of contents and the titles of the Articles are inserted as a matter of convenient reference and shall not be construed as a part of this Guarantee Commitment. This Guarantee Commitment may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         (b) For all purposes of this Guarantee Commitment, unless otherwise expressly provided or unless the context shall otherwise require:

                          (i) The terms "hereof," "herein," "hereby," "hereto," "hereunder," "hereinafter" and "herewith" refer to this Guarantee Commitment as the same may be supplemented or amended as herein provided; and

                          (ii) Terms defined in Schedule X of the Security Agreement annexed hereto or by reference therein to other instruments shall have the respective meanings stated in Schedule X or such other instruments.

         IN WITNESS WHEREOF, this Commitment to Guarantee Obligations has been executed by the United States and accepted by the Shipowner, all as of the day and year first above written.


                                        UNITED STATES OF AMERICA,
                                        SECRETARY OF TRANSPORTATION

                                        BY:     MARITIME ADMINISTRATION

[SEAL]
                                        BY:     Joel C. Richard
                                             -----------------------------------
                                             Secretary
                                             Maritime Administration


Attest:

    Sarah J. Johnson
-----------------------
  Assistant Secretary
Maritime Administration

                                        ACCEPTED BY:

                                        ROWAN COMPANIES, INC.
                                            as Shipowner

                                        BY:     E. E. Thiele
                                             -----------------------------------
                                             Senior Vice President



[SEAL]

Attest:

BY:      Mark H. Hay
     -------------------
          Secretary

                                                                     Document 14

                                                   FIRST PREFERRED SHIP MORTGAGE

                                                Covering the whole of the Vessel
                                                   listed in the GRANTING CLAUSE

                                                                       Exhibit 3
                                                                              to
                                                              Security Agreement

Contract No. MA-13260

                         FIRST PREFERRED SHIP MORTGAGE
                                  $153,091,000

                             ROWAN COMPANIES, INC.
                                        Shipowner and Mortgagor

                            -----------------------
                            -----------------------


                                       to

                          THE UNITED STATES OF AMERICA
                                   Mortgagee



                 represented by the Secretary of Transportation
                           acting by and through the
                             Maritime Administrator
           Maritime Administration, U.S. Department of Transportation
                            400 Seventh Street, S.W.
                             Washington, D.C. 20590

                            Dated as of ____________


                            -----------------------


                        Covering the whole of the Vessel
                                 listed in the
                                GRANTING CLAUSE

                         FIRST PREFERRED SHIP MORTGAGE

         THIS FIRST PREFERRED SHIP MORTGAGE, effective as of _______________, 19__, is made by ROWAN COMPANIES, INC., a Delaware corporation (the "Shipowner" and "Mortgagor") located at 5450 Transco Tower, 2800 Post Oak Blvd., Houston, Texas 77056-6196, to the UNITED STATES OF AMERICA (the "United States"), represented by the Secretary of Transportation, acting by and through the Maritime Administrator (the "Secretary" and "Mortgagee") located at the U.S. Department of Transportation, 400 Seventh Street, S.W., Washington, D.C. 20590.

         WHEREAS, the Shipowner is the sole owner of the whole of the GORILLA V more fully described in the Granting Clause below;

         WHEREAS, the Shipowner has, in consideration of the issuance of certain Guarantees (the "Guarantees") by the Secretary, pursuant to Title XI of the Merchant Marine Act, 1936, as amended ("Title XI"), of the payment of the unpaid interest on, and the unpaid balance of the principal of, the United States Government Guaranteed Ship Financing Obligations, GORILLA V Series issued by the Shipowner in the aggregate principal amount of $153,091,000 (the "Obligations"), and pursuant to the terms and provisions of the Security Agreement, dated December 17, 1996, between the Shipowner and the Secretary (herein as it may be amended or supplemented, called the "Security Agreement"), issued and delivered to the Secretary its promissory note dated December 17, 1996, payable to the Secretary in the principal amount of $153,091,000 (said promissory note in the form attached to the Security Agreement as Exhibit 2 being herein called the "Secretary's Note"); and the Shipowner has agreed to execute and deliver this First Preferred Ship Mortgage to the Secretary (hereinafter referred to in this Mortgage as the "Mortgagee") for the purpose of securing the Shipowner's obligations to the Secretary with respect to the Guarantees and the payment of the principal of and interest on the Secretary's
Note in accordance with its terms, and the terms of the Security Agreement and this Mortgage (the Mortgage, as the same may hereafter be amended or supplemented in accordance with the terms hereof, herein called the "Mortgage");

         NOW, THEREFORE, THIS MORTGAGE WITNESSETH:

         That, in consideration of the premises and of the additional covenants herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as security for the Guarantees and in order to secure the payment of the above-mentioned interest on and principal of the Secretary's Note and all other sums that may be secured by the Mortgage and the Security Agreement, and to secure the due performance and observance of all the agreements and covenants in the Secretary's Note and herein contained, the Shipowner has granted, conveyed, mortgaged, pledged, confirmed, assigned, transferred and set over, and by these presents does grant, convey, mortgage, pledge, confirm, assign, transfer and set over unto the Mortgagee, the whole of the Vessel described as follows: GORILLA V, O.N._______, which Vessel is more fully described in its certificate of documentation, together with all of its boilers, engines, machinery, masts, spares, rigging, boats, anchors, cables, chains, tackle, tools, pumps and pumping equipment, apparel, furniture, fittings and equipment, spare parts and all other appurtenances to said Vessel appertaining or belonging, whether now owned or hereafter acquired whether on board or not and all additions, improvements, renewals and replacements hereafter made in or to said Vessel or said appurtenances.

         TO HAVE AND TO HOLD, all and singular, the above mortgaged and described property unto the Mortgagee, to its own use, benefit and behoof forever;

         PROVIDED, HOWEVER, and these presents are upon the condition that, if the above-mentioned principal of and interest on the Secretary's Note are paid or satisfied in accordance with the terms thereof, the Security Agreement and this Mortgage, and all other job obligations and liabilities that may be secured by the Security Agreement and this Mortgage are paid in accordance with their terms, then this Mortgage and the estate and rights hereunder shall cease, determine and be void, otherwise to remain in full force and effect.

         The Shipowner hereby agrees with the Mortgagee that the Vessel subject to the lien of this mortgage is to be held subject to the further agreements and conditions hereinafter set forth.

                                 ARTICLE FIRST

         Section 1. The execution and delivery of this Mortgage and the execution and delivery of the Secretary's Note have each been duly authorized by the Shipowner and are not in contravention of any indenture or undertaking to which the Shipowner is a party or by which it is bound.

         Section 2. All of the covenants and agreements on the part of the Shipowner including, without limitation, those relating to maintenance of United States citizenship; organization and existence of the Shipowner; title to and possession of the Vessel; sale, transfer or charter of the Vessel; taxes; liens; documentation of the Vessel; material changes in the Vessel;

compliance with applicable laws; maintenance of marine insurance; requisition of title; and compliance with Chapter 313 of Title 46 of the United States Code, which are set forth in, and all of the rights, immunities, powers and remedies of the Secretary which are provided for in the Security Agreement (including the Special Provisions thereof and the General Provisions of Exhibit 1 thereto), except for the Granting Clause thereof, together with all other provisions of the Security Agreement, are incorporated herein by reference with the same force and effect as though set forth at length in this Mortgage, and true copies of the form of the Special Provisions of and Exhibit 1 to the Security Agreement are annexed hereto.

         Section 3. A Default pursuant to the provisions of the Security Agreement shall constitute a default hereunder, and shall give the Mortgagee the rights and remedies established by Chapter 313 of Title 46 of the United States Code, and as provided in the Security Agreement.

         Section 4. This instrument is executed as and shall constitute an instrument supplemental to the Security Agreement, and shall be construed in connection with, and as part of, the Security Agreement.

                                 ARTICLE SECOND

         Section 1. This Mortgage may be executed in any number of counterparts and all such counterparts executed and delivered each as an original shall constitute but one and the same instruments.

         Section 2. All the covenants, promises, stipulations and agreements of the Shipowner in this Mortgage shall bind the Shipowner and its successors and assigns, and shall inure to the benefit of the Mortgagee and its successors and assigns, and all the covenants, promises, stipulations and agreements of the Mortgagee in this Mortgage contained herein, shall bind the Mortgagee and its successors and assigns, and shall inure to the benefit of the Shipowner and its successors and assigns, whether so expressed or not.

         Section 3. Any term used herein which is defined in the Security Agreement and which is not specifically defined herein shall have the meaning specified in the Security Agreement, unless the context otherwise requires.

         Section 4. No provision of this Mortgage or of the Security Agreement shall be deemed to constitute a waiver by the Mortgagee of the preferred status of the Mortgage given by 46 U.S.C. Section 31305, and any provision of this Mortgage or of the Security

Agreement which would otherwise constitute such a waiver, shall to such extent be of no force and effect.

         Section 5. If the Secretary's Note shall have been satisfied and discharged, and if the Shipowner shall pay or cause to be paid all other sums that may have become secured under the Security Agreement and this Mortgage, then this Mortgage and the estate and rights hereunder shall cease, determine, and become null and void; and the Secretary, on request of the Shipowner and at the Shipowner's cost and expense, shall forthwith cause satisfaction and discharge of this Mortgage to be entered upon its and other appropriate records, and shall execute and deliver to the Shipowner such instruments as may be necessary, duly acknowledging the satisfaction and discharge of this Mortgage.

                                 ARTICLE THIRD

         The total principal amount of the obligations that is secured by this First Preferred Ship Mortgage is ONE HUNDRED FIFTY THREE MILLION NINETY ONE THOUSAND DOLLARS AND NO/100's ($153,091,000) (together with any additional sums owed by the Shipowner to the Secretary pursuant to the provisions of the Security Agreement including, but not limited to, sections 2.14 and 6.05), excluding interest, expenses, and fees (such as custodial costs and attorneys' fees). The date of maturity is July 1, 2010.

         IN WITNESS WHEREOF, this instrument has been executed on the date below indicated, and effective as of the day and year first above written.


                                        ROWAN COMPANIES, INC.,
                                                 as Shipowner
[SEAL]
                                        BY:
                                             -----------------------------------
                                             Senior Vice President
                                             Date Signed:
                                                           ---------------------
Attest:
-------------------------------
Secretary

CONSENTED TO:
                                        UNITED STATES OF AMERICA
                                        SECRETARY OF TRANSPORTATION
                                        acting by and through the
                                        MARITIME ADMINISTRATOR

                                        By:
                                             -----------------------------------
                                             Secretary
                                             Maritime Administration

                                ACKNOWLEDGEMENT

DISTRICT OF COLUMBIA      )
                          ) ss:
CITY OF WASHINGTON        )

         On this day _____ of ____________, 19__, before me, _________________, a Notary Public in and for the District of Columbia, personally appeared ______________________, duly known to me to be the Senior Vice President of ROWAN COMPANIES, INC., a Delaware corporation, the corporation described in and that executed the instrument hereto annexed and acknowledged to me that the seal affixed to said instrument is such corporation's seal, that it was so affixed by authority set forth in the By-laws or said corporation, and that he/she signed his/her name thereto by like authority.


                                ------------------------------------------------
                                                   NOTARY PUBLIC

                                                   My Commission Expires:

[NOTARIAL SEAL]

                                ACKNOWLEDGEMENT

DISTRICT OF COLUMBIA      )
                          ) ss:
CITY OF WASHINGTON        )

         I, the undersigned, a Notary Public in and for the District of Columbia, do hereby certify that _____________, Secretary of the Maritime Administration, personally appeared before me in said District, the aforesaid officer being personally well known to me as the person who executed the Mortgage hereto annexed, and acknowledged the same to be his/her act and deed as said officer.

         Given under my hand and seal this ____ day of ______________.


                                ------------------------------------------------
                                                   NOTARY PUBLIC

                                                   My Commission Expires:

[NOTARIAL STAMP AND SEAL]